SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2003

Glenayre Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

11360 Lakefield Drive, Duluth, Georgia	30097

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-283-1000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Company’s News Release dated April 28, 2003.

Item 9. Regulation FD Disclosure

The following response to Item 12 – Results of Operations and Financial Condition is being furnished in this Item 9 as directed in Release 33-8216.

On April 28, 2003, Glenayre Technologies, Inc. (the “Company”) issued a news release providing financial results for the first quarter of 2003. The news release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ.

The Company’s news release is furnished as Exhibit 99.1 to this Report.

Neither the foregoing nor the news release furnished as Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

The response to this Item 12 is furnished in Item 9 as directed in Release 33-8216.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: April 29, 2003	By:	/s/ Debra Ziola

	Name: Title:	Debra Ziola Senior Vice President and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: April 28, 2003	Commission File No: 0-15761

Glenayre Technologies, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Company’s News Release dated April 28, 2003.